UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 2, 2010

GLOBAL INVESTOR SERVICES, INC.
(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

708 3rd Avenue, 6th Floor
New York, New York 10017
(Address of Principal Executive Offices)            (Zip Code)

Registrant’s Telephone Number, including area code: (212)227-2242

With a Copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, NY 11570
T: (516)833-5034
F: (516)977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
On September 2, 2010, Global Investor Services, Inc. ("Global") issued press release attached hereto as Exhibit 99.1, which press release contains financial information about Global's first fiscal quarter ended June 30, 2010.  The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits, (c) Exhibits
EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated September 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INVESTOR SERVICES, INC.

Date: September 2, 2010	By:	/s/ William Kosoff
Name: William Kosoff
Title: CFO